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                SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT




         THIS SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT ("Amendment") is made and dated as of the 24th day of March, 1999, by and between Alvin H. Clemens ("Pledgor"), an individual residing at 907 Exeter Crest, Villanova, Pennsylvania, and PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("Secured Party").


                                   BACKGROUND


         A. Pledgor and Secured Party entered into a Pledge and Security Agreement dated April 8, 1996 (the "Security Agreement") pursuant to which Pledgor granted Secured Party a security interest in and pledged to Secured Party shares of Secured Party's Common Stock as collateral to secure the obligation set forth in a Promissory Note dated April 8, 1996 in the original principal amount of $300,000 (the "Promissory Note").

         B. The Promissory Note and the Pledge and Security Agreement were amended as of April 9, 1997 reflecting an increase in the principal amount of the Note to $600,000, amending the interest and principal repayment provisions of the Note, and amending the Collateral provision of the Pledge and Security Agreement.

         C. The Promissory Note was further amended as of the date hereof, and the parties are desirous of also amending the Security Agreement as hereinafter set forth.


         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Debt Secured. Paragraph 2 of the Security Agreement shall be amended to read as follows:

            "2. Debt Secured. Pledgor has borrowed from the Secured Party the sum of Six Hundred Thousand ($600,000) Dollars, in accordance with the terms and conditions of a Second Amendment to Promissory Note dated as of the date hereof (the "Note"), a copy of which is attached hereto as Exhibit "B". The Collateral herein described shall secure the obligation set forth in the Note."



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         2. Ratification. As herein amended, the Security Agreement is ratified, approved, and affirmed, and remains in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Security Agreement as of the day and year first above-written.

Witness:


------------------------            ------------------------------------
                                    ALVIN H. CLEMENS

                                         PROVIDENT AMERICAN CORPORATION



                                    By:_________________________________
                                       Anthony R. Verdi, Chief Operating Officer


                                      -2-
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                                   EXHIBIT "A"


                                   COLLATERAL





120,000 shares of the common stock of PROVIDENT AMERICAN CORPORATION, together with all dividends or other distributions issued with respect thereto.




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                                   EXHIBIT "B"

                       SECOND AMENDMENT TO PROMISSORY NOTE